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                                                                    EXHIBIT 10.4

                    2005 EXECUTIVE MANAGEMENT INCENTIVE AWARD
   Adopted by the Compensation and Human Resource Committee on March 15, 2005.


The 2005 Executive Management Incentive Award ("EMIA") will be comprised of 1 to 2 Corporate financial objectives and approximately 4 individual operational objectives for each executive. The Compensation and Human Resources Committee of the Board of Directors approves threshold, target, and stretch goals for the 2 financial objectives. Threshold, target, and stretch goals for each individual operational objective are submitted by each executive and approved by the CEO or appropriate department head by March 31, 2005. Any adjustments to any of the financial or operational objectives are at the discretion of the Compensation and Human Resources Committee.


                              FINANCIAL OBJECTIVES

FINANCIAL OBJECTIVE 1- REVENUES: The portion of the EMIA payable pursuant to Financial Objective 1 will be based on achieving established revenue targets.

FINANCIAL OBJECTIVE 2- EARNINGS PER SHARE: The portion of the EMIA payable pursuant to Financial Objective 2 will be based on achieving established EPS targets.

The percentage weighting to be determined for each financial objective will be based on the executive's ability to impact the accomplishment of said objective.


                             OPERATIONAL OBJECTIVES

OPERATIONAL OBJECTIVES: Each executive will own approximately 4 key operational objectives with the percentage weighting of each based on the importance of that objective to the success of the business.




                AWARD PAYOUT SCHEDULE, CALCULATION & ELIGIBILITY


                                                 L E V E L
--------------------------------------------------------------------------------
              POSITION              THRESHOLD     TARGET      STRETCH
--------------------------------------------------------------------------------
CEO                                    45%         90%          180%
--------------------------------------------------------------------------------
President                              30%         60%          120%
--------------------------------------------------------------------------------
Chief Financial Officer                30%         60%          120%
--------------------------------------------------------------------------------
Chief Operating Officer                30%         60%          120%
--------------------------------------------------------------------------------
General Counsel                        25%         50%          100%
--------------------------------------------------------------------------------
Corporate Head (EVP Level 1)           25%         50%          100%
--------------------------------------------------------------------------------
EVP Level 2                            20%         40%           80%
--------------------------------------------------------------------------------

o The EMIA is calculated on Executive's 2005 base pay. BOTH FINANCIAL OBJECTIVES AND ALL OPERATIONAL OBJECTIVES ARE WEIGHTED AS STAND-ALONE OBJECTIVES FOR EACH EXECUTIVE. THE AWARD FOR EACH OBJECTIVE IS CALCULATED BY TAKING EACH STAND-ALONE OBJECTIVE'S WEIGHTED PERCENTAGE AND MULTIPLYING BY THE APPROPRIATE PERFORMANCE THRESHOLD, TARGET, OR STRETCH PAYOUT

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     PERCENTAGE FROM THE ABOVE TABLE. THE TOTAL AWARD IS THEN THE SUM OF ALL
     OBJECTIVES TIMES THEIR RESPECTIVE PERFORMANCE PAYOUT PERCENTAGES. SEE ATTACHED EXAMPLE.

o The time period for the measurement of performance of all objectives is January 1 through December 31, 2005.

o    The award payment will be made on or before March 15, 2006.

o Weighted payment percentages for financial objective 1-revenues between levels will be prorated according to the dollar amount of revenues. Any weighted percentage in excess of Target percentage is to be paid only if the threshold level for the EPS target is achieved.

o Weighted payment percentages for financial objective 2-EPS between levels will be prorated according to the dollar amount of EPS.

o The award for any eligible executive who is promoted on or before September 30 will be prorated based on portion of the year spent in each position.

o Any executive hired between April 1 and June 30 will be eligible for 75% of the annual award based upon the 1 to 2 Corporate financial objectives and 2 individual operational objectives for the time period between date of hire and December 31, 2005.

o Any executive hired between July 1 and September 30 will be eligible for 50% of the annual award. The award will be based on both the financial objective 1-revenues and financial objective 2-EPS.

o    Any executive hired after September 30 is ineligible for the EMIA.

o Any executive who voluntarily terminates or is involuntarily terminated is ineligible for the EMIA.

o The award for any eligible executive who retires will be prorated based on portion of the year spent in position.


                            EMIA CALCULATION EXAMPLE

                                                           PAYOUT      OBJECTIVE
                OBJECTIVE         WEIGHT   PERFORMANCE   PERCENTAGE     PAYOUT
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   Financial 1 - Revenues          10%      Threshold        20%       .02 (2%)
   -----------------------------------------------------------------------------
   Financial 2 - EPS               30%        Target         40%       .12 (12%)
   -----------------------------------------------------------------------------
   Operational Objective 1         20%       Stretch         80%       .16 (16%)
   -----------------------------------------------------------------------------
   Operational Objective 2         15%        Target         40%       .06 (6%)
   -----------------------------------------------------------------------------
   Operational Objective 3         15%        Target         40%       .06 (6%)
   -----------------------------------------------------------------------------
   Operational Objective 4         10%      Threshold        20%       .02 (2%)
   -----------------------------------------------------------------------------
       Total Objectives Weight     100%                              ___________
   ---------------------------------- -------- ------------- ----------- -------
       Total EMIA Payout                                               .44 (44%)
   ---------------------------------- -------- ------------- ----------- -------

The Executive receives 44% of his/her base pay as the EMIA.